UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 31, 2022

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2022, Palatin Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor to sell, in a registered direct offering (the “Offering”), an aggregate of up to (i) 1,020,000 shares of common stock, $0.01 par value per share, of the Company, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 798,182 shares of the Company’s common stock, and (iii) common warrants (the “Common Warrants”) to purchase up to 1,818,182 shares of the Company’s common stock. Each share of common stock was offered with one accompanying Common Warrant for a combined offering price of $5.50. Each Pre-Funded Warrant was offered with one accompanying Common Warrant for a combined offering price of $5.4999. The Offering was completed on November 2, 2022.

The Common Warrants have an exercise price of $5.83 per share, are exercisable beginning six months after the date of issuance, and will expire five and one-half years from the date of issuance. The Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable upon issuance, and will expire when exercised in full. The Common Warrants will be exercisable for cash, or, solely during any period when a registration statement for the issuance or resale of the shares of common stock issuable upon exercise of the Common Warrants to or by the holder of such Common Warrants is not in effect, on a cashless basis. There is no established public trading market for the Pre-Funded Warrants or the Common Warrants and we do not intend to list the Pre-Funded Warrants or the Common Warrants on any national securities exchange or nationally recognized trading system.

H.C. Wainwright & Co., LLC acted as exclusive placement agent in connection with the Offering. The Company has agreed to pay the placement agent a cash fee equal to 7.0% of the aggregate gross proceeds of the Offering. The Company also agreed to pay placement agent (i) up to $100,000 for legal fees and expenses of the placement agent in connection with the Offering, (ii) $20,000 for non-accountable expenses, and (iii) the actual out-of-pocket costs incurred by the placement agent in connection with clearing agent settlement and financing, if necessary, which cost shall not exceed $15,950. The Company also agreed to issue to the placement agent or its designees warrants to purchase up to 90,909 shares of the Company’s common stock (the “Placement Agent Warrants”) as part of the compensation payable to the placement agent. The Placement Agent Warrants have substantially the same terms as the Common Warrants, have an exercise price of $6.875 per share, will be exercisable, in whole or in part, beginning six months after the closing of the Offering, and will expire five years following the commencement date of the Offering.

The net proceeds from the Offering, after deducting the placement agent fees and expenses and other estimated offering expenses, will be approximately $9.1 million.  The Company intends to use the net proceeds received from the offerings for general corporate purposes.

The shares of common stock, the Pre-Funded Warrants, the Common Warrants, and the Placement Agent Warrants (and the shares of common stock issuable upon exercise of the Pre-Funded Warrants, the Common Warrants, and the Placement Agent Warrants) were offered and sold pursuant to a prospectus, dated September 26, 2022, and a prospectus supplement, dated October 31, 2022, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-262555).

The Purchase Agreement contains representations and warranties that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business and investors and the public should look to other disclosures contained in the Company’s filings with the U.S. Securities and Exchange Commission for any other such factual information.

A holder (together with its affiliates) may not exercise any portion of the Pre-Funded Warrants or the Common Warrants to the extent that the holder would own more than 9.99% (or, at the purchaser’s option upon closing of the Offering, 4.99%) of the number of shares of the Company’s outstanding common stock immediately after exercise. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

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The descriptions of terms and conditions of the Purchase Agreement, the Pre-Funded Warrants, the Common Warrants, and the Placement Agent Warrants set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of Purchase Agreement, the form of Pre-Funded Warrant, the form of Common Warrant, and the form of Placement Agent Warrant, which are attached hereto as Exhibits 10.1, 4.1, 4.2, and 4.3, respectively, and incorporated herein by reference.

A copy of the opinion of Thompson Hine LLP relating to the legality of the securities offered by us in the Offering is attached as Exhibit 5.1 hereto.

On October 31, 2022, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell the securities or a solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s expectations regarding the completion of the offering and the expected net proceeds therefrom. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this release due to the risks and uncertainties associated with market conditions and risks and uncertainties inherent in the Company’s business; and other risks described in the Company’s filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

4.1	Form of Pre-Funded Warrant.

4.2	Form of Common Warrant.

4.3	Form of Placement Agent Warrant.

5.1	Opinion of Thompson Hine LLP, dated November 2, 2022.

10.1	Form of Securities Purchase Agreement, dated October 31, 2022, between the Company and the Purchasers named therein.

23.1	Consent of Thompson Hine LLP (included in Exhibit 5.1 above).

99.1	Press Release, dated October 31, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: November 2, 2022	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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